UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 24, 2015

TRYCERA FINANCIAL, INC.
 (Exact name of registrant as specified in its Charter)

Nevada	0-30872	33-0910363
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

18100 Von Karman Ave, Suite 850, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

(949) 705-4480
(Registrant’s telephone number, including area code)

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On December 23, 2015, the Company entered into a confidential Settlement and Release Agreement with its former employee, Michael Nathans, whom the Company had filed a complaint (Case No.: 30-2013-00681235) in October 2013.  The exact terms of the Settlement and Release Agreement are to remain confidential; however, the complaint against the former employee is to be dismissed with prejudice within five (5) days.  The Action has been amicably resolved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRYCERA FINANCIAL, INC.
(Registrant)

Date: December 24, 2015	By:	/s/ Ray A. Smith
Ray A. Smith
President